                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



                                 AMENDMENT NO. 2
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, effective as of September 30, 2005 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

                               W I T N E S S E T H

     WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, and the Administrative Agent;

     WHEREAS, the Borrowers have requested that certain covenants be adjusted and certain other amendments be made as contemplated herein; and

     WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement on the terms and conditions as set forth herein and;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (A)  AMENDMENTS.

          1. Section 8.3(b) of the Credit Agreement is hereby deleted and replaced in its entirety with "[Intentionally Omitted]" and, without limiting the foregoing, the parties hereto confirm that the requirements previously contained therein shall not be applicable for the Production Month of the Consolidated Parties ending closest to September 30, 2005.

          2. Section 8.3(c) of the Credit Agreement is hereby amended and replaced in its entirety as follows:

          "(c) Commencing with the fiscal quarter of the Consolidated Parties ending closest to June 30, 2007, and for each fiscal quarter thereafter, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $32,000,000, calculated on a rolling four quarter basis."

          3. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

     (B) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

     (C) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

          1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

          2. Amendment Fee. The Administrative Agent shall have received an amendment fee of $25,000.

          3. Permitted Securitization Amendment. The Administrative Agent shall have received a copy of an original fully executed amendment to the Receivables Purchase Agreement dated as of April 28, 2005, which evidences the Permitted Securitization, upon terms reasonably satisfactory to the Administrative Agent, which amendment shall be in full force and effect and not subject to any unsatisfied conditions precedent.

          4. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer, Brown, Rowe & Maw, LLP.

     (D) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

     (E) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

     (F) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

     (G) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered effective as of the date first above written.

                                    COMPANY:

                                    WOLVERINE TUBE, INC.


                                    By:  /s/ Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  SR. V.P., CFO & Secretary


                                    SUBSIDIARY BORROWERS:

                                    TF INVESTOR, INC.


                                    By:  /s/ Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  VP & Treasurer

                                    TUBE FORMING HOLDINGS, INC.


                                    By:  /s/ Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  VP & Treasurer


                                    TUBE FORMING, L.P.

                                    By:      Tube Forming Holdings, Inc.,
                                             its General Partner

                                             By:  /s/ Thomas B. Sabol
                                             Name:  Thomas B. Sabol
                                             Title:  VP & Treasurer

                                    WOLVERINE FINANCE, LLC


                                    By:  /s/ Thomas B Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  Vice Manager & Treasurer


                                    SMALL TUBE MANUFACTURING, LLC


                                    By:  /s/ Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  VP & Treasurer


                                    WOLVERINE JOINING TECHNOLOGIES, LLC


                                    By:  /s/ Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  VP & Treasurer


                                    WOLVERINE CHINA INVESTMENTS, LLC


                                    By:      Wolverine Tube, Inc.,
                                             its Managing Member

                                             By:  /s/  Thomas B. Sabol
                                             Name:  Thomas B. Sabol
                                             Title:  SR. V.P., CFO & Secretary


                                    WT HOLDING COMPANY, INC.


                                    By:  /s/  Thomas B. Sabol
                                    Name:  Thomas B. Sabol
                                    Title:  V.P. & Treasurer

                                      LENDERS:

                                      WACHOVIA BANK,
                                      NATIONAL ASSOCIATION, in its capacity
                                      as Administrative Agent and as a Lender

                                      By:  /s/ Laurie D. O'Fallon
                                      Name:  Laurie D. O'Fallon
                                      Title:  Director








                              (signature pages end)